Merrill Lynch
Advertising/Marketing,
Education & Information
Conference
March 1, 2006
Eric W. Schrier
President and CEO
The Reader’s Digest Association, Inc.

This presentation, including our comments and answers to questions, may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements inherently involve risks and uncertainties that could cause actual future results and occurrences to differ materially from the forward-looking statements.  The Reader’s Digest Association, Inc.’s filings with the Securities and Exchange Commission, including its reports on Forms 10-K, 10-Q and 8-K, contain a discussion of factors that could affect future results and occurrences.  The Reader’s Digest Association, Inc. does not undertake to update any forward-looking statements.
Disclaimer

Reader's Digest
What Your
Dreams
Really Mean
HEART
HEALTH
Money

EVERYDAY
Spring Fever!
48
Recipes

Taste of Home
12 Prize-Winning
Muffins!

Backyard
Living
spring
garden
kickoff!

MORE OF YOUR FAVOURITE RECIPES!
Our
Canada

COMPLETELY REVISED AND UPDATED
Reader's Digest
Complete
Do-It-
Yourself
Manual
From the Editors of Handyman

Handyman
The Perfect Garage

The Encyclopedia of
ITALIAN COOKING
1001 AUTHENTIC RECIPES

Extraordinary
USES*
*for ordinary things

READER'S DIGEST
FOODS
THAT
HARM
FOODS
THAT
HEAL

Let Elmo give your child a
head start to reading with
Sesame Street
Books
ABC
and get 6 FREE gifts worth $24.45!

“We are a global publisher and direct marketer of products and services that inform, entertain, and inspire people of all ages and cultures around the world. We create
customer relationships and communities with people of
like minds and interests.”
Company Overview

Special Interest
Magazines
◆
More than 20 special interest magazines focused in key affinities, such as Food, Home & Garden, Country Living
—
Food: Taste of Home, Everyday with Rachael Ray, Light & Tasty,
Cooking for 2, Simple & Delicious
—
Home & Garden: The Family Handyman, American Woodworker,
Backyard Living, Birds and Bloom, New Homeowner, Casa
—
Country Living: Country, Country Women, Our Canada, Daheim in
Deutschland
Books & Home
Entertainment
(BHE)
◆
Books (food, DIY, technology, health, children’s pub, trade), music, video
◆
Continuity series products (i.e., Select Editions)
◆
Local language publishing
◆
Worldwide shared repository of content
Reader’s Digest
Magazine
◆
World’s largest magazine franchise
◆
19 million worldwide circulation, 80 million readers
◆
49 Editions/20 Languages
◆
Successful brand extensions - RD Large Print and RD Selecciones
Company Overview – Key Products/Services

QSP
◆
A leading youth fund-raising organization in U.S. and Canada
◆
One of the largest sellers of magazine subscriptions in industry
◆
Raised over $2.5 billion for schools to date
◆
Over 40,000 schools and youth organizations; 400 company sales reps
Books Are Fun
(BAF)
◆
The leading display marketer of books and gifts in North America
◆
Sells over 20 million books yearly through offices, schools, hospitals and day care centers
◆
Over 60,000 schools; Over 15,000 Corporations, hospitals, and managed properties; Approximately 900 independent sales reps
Digital
◆
Various interactive & educational products and services:
—
RD.com
—
RachaelRaymag.com
—
QSP.com
—
ChangeOne.com
—
eFundraising
—
Taste of Home Recipe Finder
—
Change One Programs
—
Interactive Children’s Products (e.g., Book/DVD combos)
—
Super Word Power game
Company Overview – Key Products/Services

Key Strengths
◆
Strong, consistent free cash flow generation
—
Limited capital requirements (<$20 million)
◆
Diversified global business with operations in 64 countries
◆
Well-established brand names
◆
Unique franchise: world’s most widely-read magazine
◆
Large circulation magazines
◆
Leading food publishing franchise
◆
Attractive publishing model
◆
Leading direct-marketer with over 100 million households in database
◆
Global product development engine

Company Overview – Broad Global Presence
Launched
within last
22 months!
Romania
Croatia
Slovenia
Ukraine
Bosnia
Serbia
Bulgaria
Kazakhstan
Lithuania
UAE
Africa
S. Africa
  (licensed)
Europe
UK
Germany
France
Holland
Belgium
Austria
Switzerland
Sweden
Spain
Norway
  (licensed)
Finland
Italy*
(licensed)
Russia
Poland
Czech Rep.
Hungary
Slovakia
Portugal
*  Magazine distribution only
Americas
USA
Canada
Mexico
Brazil
Argentina
Puerto Rico
Chile*
Colombia*
Peru*
Venezuela*
Uruguay*
Paraguay*
Guatemala*
San Salvador*
Nicaragua*
Panama*
Costa Rica*
Asia
Hong Kong
Singapore
Philippines
Thailand
Malaysia
Taiwan
Korea (licensed)
India (licensed)
Indonesia (licensed)
Japan (adv. only)
Australia/NZ

Reader's Digest
85

Taste of Home

Quick Cooking
Mealtime Made Easy!

Birds & Blooms

Handyman

Reminisce

Backyard Living

RDA – Leader in Magazine Circulation
# Magazines w/ Circ > 1 Million
Time Inc.                                     14
Condé Nast Publications                9
RDA                                             8
Hearst Corporation                         8
Hachette Filipacchi                        4
Meredith Corporation                      7
Source: ABC statements for the first six months of 2005 & Reiman Circulation
Data excludes title's circulation attributed to membership benefits
RDA Magazines w/ Circ > 1 Million
Publication Name                # Magazines
Reader’s Digest
Taste of Home
Quick Cooking
Birds & Blooms
Country
Family Handyman
Reminisce
Backyard Living

Reader's Digest

QSP Reader's Digest

Books Are Fun Ltd.
A Reader's Digest Company

EVERYDAY
Backyard Living
Magazine Mall
Cooking 2
Our Canada
Taste of Home
ENTERTAINING
Diabetes
Vitamins You Need
USES
How to do just about ANYTHING ON A COMPUTER
Flashback 80s
holiday
entertaining
uses
EMERGENCY FIRST AID BOOK
Let Elmo give your child a head start to reading with

Customer Base
Cross
Marketing
Audience     Customers Age
(mm)                 (yrs)
100              50+
32           40-50
20           30-40
15           25-35
Successful cross-marketing model provides access to a broad range of customers through multiple products and channels
Magazines
Publishing Model
BAF Events
QSP Catalog
Bookazines
Books
RD Specials
EFL Program
Music
Young Families
Products

20%
42%
38%
16%
33%
51%
RD International
RD North America
Consumer Business Services

EBITDA
$215
Revenue
$2,390
($ Millions)
And we have a balanced portfolio of businesses.
Fiscal 2005
Balanced Portfolio

Two-Year Turnaround (Fiscal 2003 to Fiscal 2005)
Highlights
◆
Total RDA revenues grew slightly with the impact of
favorable FX in Fiscal 2005
◆
RDNA profits up 50% to $90 million; margins up from 7%
to 10%
◆
RDI profits up 55% to $76 million; margins up from 5%
to 8%
◆
Stabilized active customer base at RDNA and RDI
◆
Reduced net debt outstanding by $300 to $521 million

Two-Year Turnaround (Fiscal 2003 to Fiscal 2005)
Highlights cont’d
◆
Completed sale/leaseback of HQ for $59MM; savings of
$10MM/year
◆
Successfully launched five new magazines
◆
Successfully expanded into four new countries
◆
Renegotiated debt to lower interest payments
◆
Doubled annual dividend
◆
Initiated share repurchase program

3-Year Plan
◆
Diversify the Core Business
➢
Drive creative innovation to keep the core business
healthy and stable
◆
Deepen Customer Relationships
➢
Expand and deepen our relationships with customers
around selected affinities
◆
Leveraging our Global Scale
➢
Extend our business into new territories and create
new products and services that cross borders
Shifting Focus From Stabilization to Growth

Deepen Communities
•
Food
•
EFL
•
Home/DIY
•
Young Families
•
Others
  Leverage Global Scale
•
New territories
•
New models
―
  Ours (BAF, Reiman)
―
 Other publishers

  Diversify Core Business
•
Stabilize and grow
customer base
•
“Core +” extensions:
new products,
channels, services
Goals (Fiscal 2006 – 2008)
•
Revenue growth (mid-single digits)
•
EPS growth (high-single, low double-digits)
•
Sustainable, consistent delivery
3-Year Plan

Key Initiatives:
◆
Develop new products, new channels, and new promotion techniques
◆
Repurpose existing content
◆
Diversify promotion and distribution techniques internationally
◆
Leverage the internet and new mass technology trends
◆
Increase revenues and profits at QSP
Stabilize Books are Fun
◆
“Our goal is to become a bigger, stronger, more diversified publishing company.  We will strengthen our ability to reach existing and new customers where and how they want to be reached, with products and services in their channel of choice”
Diversify the Core Business

The key initiative in this effort is to expand our already large food franchise to become the leading food and home entertaining business in America.
Existing Assets
◆
Taste of Home franchise
◆
Other Reiman food titles
◆
Reiman and RD
cookbooks
◆
30,000 recipes
◆
Taste of Home Recipe
Finder
New Initiatives
◆
Every Day with
Rachael Ray
◆
Taste of Home
Entertaining
Deepening Communities
Existing Presence
◆
7 million magazine
subscribers
◆
6.7 million newsstand buyers
◆
20 million magazine readers
◆
2.3 million book buyers
◆
270,000 cooking school
participants
◆
$20 million food
advertising/sponsorship
◆
$200 million food franchise

We have launched into 10 new countries over the
last 22 months:
◆
Romania
◆
Croatia
◆
Slovenia
◆
Ukraine
◆
Bosnia
◆
Serbia
◆
Bulgaria
◆
Kazakhstan
◆
Lithuania
◆
United Arab Emirates
We currently have a number of initiatives designed
to leverage our infrastructure:
◆
Global content engine (i.e. Discovering the Wonders of the World)
◆
Reiman-style magazines
◆
Partnerships (IMP, EMAP)
◆
English language learning
◆
Books Are Fun
◆
Others
◆
Turkey
◆
Greece
◆
Russia neighbors
◆
Saudi Peninsula
◆
Other Baltic States
Next Wave
Leverage Global Scale

2006 Guidance
We are targeting:
◆
RDA: Real revenue growth (on a currency-neutral basis) in the low-to mid-single digits
◆
Investment: Total investments are expected to be about $15 million
—
Significant investment in new initiatives, including new magazine launches (Rachael Ray), continued geographic expansion, and Taste of
Home Entertaining
—
The investment spending was front-end loaded towards the first half
◆
RDI: Revenue up low- to mid-single digits; low-teens profit growth
◆
RDNA:  Revenue up low- to mid-single digits; mid-teens profit growth
◆
CBS: High-double digit profit growth at QSP; lower revenues and profits at
Books Are Fun

2006 Guidance
We are targeting (cont’d):
◆
Higher Corporate unallocated expense reflecting lower pension income and expensing of stock options
◆
Other Income and Expense to be in line with FY05 on a reported basis with lower interest expense in FY06 offsetting one-time gains in FY05
◆
The expected tax rate to return to the mid-30 percent range
◆
EPS in the range of $0.90 to $1.00, excluding BAF goodwill charge
◆
Leverage ratio of about 2.5 times Debt-to-EBITDA

Conclusions
◆
At the end of Fiscal 2005, we completed a two-year plan
focused on stabilizing our businesses and positioning
them for sustainable revenue and profit growth.
◆
We are now poised to begin a new era with a focus on
growth.
◆
RDA’s new growth strategy is to:
—
Diversify the core business
—
Deepen communities and customer relationships
—
Leverage global scale
◆
We believe that by following this strategy, we can achieve
sustainable revenue growth and consistent EPS growth.

Q & A